UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

Virpax Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40064	82-1510982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1055 Westlakes Drive, Suite 300

Berwyn, PA 19312

(Address of principal executive offices, including zip code)

(610) 727-4597

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.00001 per share	VRPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2024, Virpax Pharmaceuticals, Inc. (the “Company”) appointed Mr. Usama Chaudhry as Chief Financial Officer of the Company under an Independent Contractor Agreement (the “Agreement”) with Chaudhry U Consulting Inc., a Canadian corporation represented by Mr. Chaudhry. In this role, Mr. Chaudhry will oversee the Company’s financial reporting, budgeting, and compliance functions, as well as develop and implement financial strategies.

Mr. Chaudhry is a seasoned executive with extensive expertise in corporate development, investor relations, financial reporting, and corporate governance. He currently serves on several public company boards and has a track record of aligning strategic objectives with cost-control measures to enhance organizational performance. Mr. Chaudhry earned a Bachelor of Commerce degree, majoring in accounting, from the University of Northern British Columbia.

There are no family relationships between Mr. Chaudhry and any director, executive officer, or other significant person at the Company. Additionally, Mr. Chaudhry has not been involved in any legal proceedings required to be disclosed under Item 401(e) of Regulation S-K in the past ten years.

Under the terms of the Agreement, the Company will pay Chaudhry U Consulting Inc. an annual fee of $180,000, payable in monthly installments, and reimburse reasonable, pre-approved expenses incurred in the performance of services. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Independent Contractor Agreement, dated November 18, 2024, by and between Virpax Pharmaceuticals, Inc. and Chaudhry U Consulting Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRPAX PHARMACEUTICALS, INC.

Dated: November 20, 2024	By:	/s/ Jatinder Dhaliwal
Jatinder Dhaliwal
Chief Executive Officer